PROVIDENT

Provident Financial Holdings, Inc.

December 31, 2009

www.myprovident.com

Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation contains statements that the Corporation believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; the accuracy of the results of our stress test; results of examinations of us by the Office of Thrift Supervision or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2009.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share price:	$2.76
52-week range:	$2.43 - $10.49
Shares outstanding	11,395,454 shares
Market cap:	$31.5 million
P/E (ttm):	NM
EPS (ttm):	-$0.65
Annual div & yield:	$0.04 (1.45%)
Div distribution date:	16-Dec-09
Div record date:	20-Nov-09
As of December 31, 2009	

Provident Financial Holdings, Inc.

Organizational Chart


Provident Financial Holdings (Holding Company)
Mortgage Banking
(Provident Bank Mortgage)
Provident Bank
Community Banking
(Provident Bank)
Provident Financial Corp

PROV Overview

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Sixth largest deposit market share in the Riverside-San Bernardino RMA

PROVIDENT
Provident Financial Holdings, Inc.

Provident Locations



Pleasanton, Northern California
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Escondido
- Glendora
- Indiana Ave., Riverside
- Riverside Ave., Riverside

PROV Highlights

Financial Position:	As of 12/31/2009	As of 09/30/2008
Total Assets	$ 1.41 Billion	$ 1.59 Billion
Loans Held for Investment	$ 1.07 Billion	$ 1.32 Billion
Deposits	$ 936.7 Million	$ 955.8 Million
Equity	$ 123.6 Million	$ 124.5 Million
Tangible Equity	$ 123.6 Million	$ 124.5 Million

Financial Results:	Quarter Ended 12/31/2009	Quarter Ended 09/30/2008
Net Income	$ 2.6 Million	$ 0.3 Million
Return on Average Equity	9.00%	1.06%
Return on Average Assets	0.70%	0.08%
Net Interest Margin	2.72%	2.89%
Efficiency Ratio	58.84%	53.48%
Total Loan Originations	$ 466.6 Million	$ 179.4 Million
Provident Bank	$ 1.4 Million	$ 5.4 Million
Provident Bank Mortgage	$ 465.2 Million	$ 174.0 Million

Total Assets

Provident Financial Holdings, Inc.


(In Millions)
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,594
$1,551
$1,563
$1,580
$1,480
$1,415
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)

Quarterly Net Income


(In Millions)
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
-$8.0
$0.3
$(6.5)
$(2.6)
$1.3
$(5.0)
$2.6
09/08
12/08
03/09
06/09*
09/09
12/09
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

PROVIDENT
Provident Financial Holdings, Inc.

Pre-Provision, Pre-Tax Earnings



(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$6.4
$5.3
$9.1
$13.2
$8.6
$6.7
09/08
12/08
03/09
06/09 *
09/09
12/09
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

PROVIDENT
Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments


(In Millions)
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
-$8.0
-$10.0
-$12.0
$2.4
$(1.7)
$(9.1)
$(2.1)
$2.2
$(6.6)
$4.7
$(4.4)
$(5.0)
$2.4
$2.0
09/08
12/08
03/09
06/09 *
09/09
12/09
(Quarter Ended)
Community Banking
Mortgage Banking

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction ($596,000 was allocated to Mortgage Banking) and the $734,000 FDIC special assessment expense paid in September 2009.

Provident Financial Holdings, Inc.

Quarterly Net Interest Income



(In Millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$11.3
$10.2
$10.7
$11.6
$10.1
$9.6
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)

Non-Interest Income


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.3
$1.2
$0.9
$1.4
$0.3
$6.1
$0.7
$8.3
$3.9
$3.1
$1.5
$5.2
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)
Gain (Loss) on Sale of Loans
Other Fees

Net Interest Margin



3.00%
2.75%
2.50%
2.25%
2.00%
2.89%
2.70%
2.87%
2.99%
2.69%
2.72%
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)

Operating Expenses

Provident Financial Holdings, Inc.



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$7.4
$7.2
$7.9
$7.4
$8.6
$9.6
09/08
12/08
03/09
06/09 *
09/09
12/09
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

PROVIDENT
Provident Financial Holdings, Inc.

G&A to Average Assets



3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
1.84%
1.86%
2.06%
1.86%
2.18%
2.60%
09/08
12/08
03/09
06/09 *
09/09
12/09
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

PROVIDENT
Provident Financial Holdings, Inc.

Efficiency Ratio



60.00%
55.00%
50.00%
45.00%
40.00%
35.00%
30.00%
53.48%
57.61%
46.59%
36.09%
49.97%
58.84%
09/08
12/08
03/09
06/09 *
09/09
12/09
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009 .

Return on Average Assets



1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%
-2.00%
0.08 %
-1.67 %
-0.67 %
0.33 %
-1.28 %
0.70%
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Return on Average Equity



10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
1.06%
-21.44%
-8.69%
4.51%
-17.68%
9.00%
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)

PROVIDENT

Provident Financial Holdings, Inc.

Diluted Earnings per Share



$0.50
$0.25
$0.00
-$0.25
-$0.50
-$0.75
-$1.00
-$1.25
-$1.50
$0.05
$(1.05)
$(0.41)
$0.21
$(0.82)
$0.37
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)

Book Value per Share



$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$20.05
$18.98
$18.68
$18.48
$17.51
$10.85
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)

Provident Financial Holdings, Inc.

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

PROVIDENT
Bank ™

More for you everyday.

Loan to Investment Mix

Provident Financial Holdings, Inc.


(In Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$153
$145
$137
$125
$55
$40
$1,322
$1,265
$1,213
$1,166
$1,109
$1,069
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)
Loans Held for Investment
Investment Securities

Provident Bank Loan Originations (Primarily "Preferred Loans")



(In Millions)
$8
$7
$6
$5
$4
$3
$2
$1
$0
$6
$4
$3
$8
$-
$1
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)

Loan Portfolio Mix
(Loans Held for Investment)

PROVIDENT
Provident Financial Holdings, Inc.



(In Millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$551
$788
41%
$528
$766
41%
$514
$736
41%
$509
$698
42%
$491
$672
42%
$483
$640
43%
09/08
12/08
03/09
06/09
09/09
12/09
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

"Preferred Loans" – Multi-Family, Commercial Real Estate, Construction and Commercial Business Loans.

Asset Quality

Provident Financial Holdings, Inc.

Non-Performing Assets ("NPA"), NPA to Total Assets Ratio and Allowance for Loan Losses to Loans Held for Investment Ratio ("ALLL to LHI")



$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
(In Thousands)
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
(Percentage)

	09/08	12/08	03/09	06/09	09/09	12/09
Non-Performing Assets	$44,676	$56,963	$80,998	$88,257	$98,222	$100,704
NPA to Total Assets	2.80%	3.67%	5.18%	5.59%	6.64%	7.12%
ALLL to LHI	1.67%	2.69%	3.36%	3.75%	4.97%	4.92%

Asset Quality

Provident Financial Holdings, Inc.

Provision for Loan Losses


$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
(In Thousands)
$5,732
$16,536
$13,541
$12,863
$17,206
$2,315

	09/08	12/08	03/09	06/09	09/09	12/09
GVA (1)	-$673	$5,039	$1,016	$1,822	$9,247	-$1,806
SVA (2)	$6,405	$11,497	$12,525	$11,041	$7,959	$4,121

(1) General Valuation Allowance.

(2) Specific Valuation Allowance.

Provident Financial Holdings, Inc.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2001 & Prior	2002	2003	2004	2005	2006	2007	2008	2009	TOTAL
Loan Balance (In Thousands)	$11,001	$3,021	$23,805	$89,691	$197,079	$158,684	$101,457	$45,518	$1,703	$631,959
Weighted Avg. LTV (1)	49%	64%	70%	76%	73%	70%	72%	74%	58%	72%
Weighted Avg. Age (In Years)	15.47	7.36	6.34	5.30	4.45	3.46	2.48	1.75	0.59	4.08
Weighted Avg. FICO (2)	695	697	723	721	731	742	733	743	750	733
Number of Loans	140	11	91	268	508	353	195	82	7	1,655
Geographic Breakdown (%)										
Inland Empire	35%	34%	40%	30%	31%	28%	29%	25%	98%	30%
Southern California (Other than Inland Empire)	54%	66%	57%	63%	61%	53%	42%	49%	1%	55%
Other California	7%	0%	3%	6%	7%	17%	28%	26%	1%	14%
Other States	4%	0%	0%	1%	1%	2%	1%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Provident Financial Holdings, Inc.

Asset Quality

Commercial Real Estate – Loans Held for Investment

	Year of Origination									
	2001 & Prior	2002	2003	2004	2005	2006	2007	2008	2009	TOTAL (3) (4)
Loan Balance (In Thousands)	$3,191	$6,792	$13,302	$12,483	$16,956	$22,487	$22,575	$6,309	$11,342	$115,437
Weighted Avg. LTV (1)	37%	52%	46%	51%	49%	57%	55%	38%	60%	52%
Weighted Avg. Debt Coverage Ratio (2)	1.43x	1.45x	1.63x	2.27x	2.14x	2.37x	2.34x	1.74x	0.84x	1.97x
Weighted Avg. Age (In Years)	14.86	7.46	6.52	5.48	4.46	3.41	2.50	1.69	0.50	4.14
Weighted Avg. FICO	750	735	730	713	699	721	717	756	722	719
Number of Loans	11	5	22	20	22	26	26	10	5	147
Geographic Breakdown (%)										
Inland Empire	77%	97%	51%	46%	66%	22%	44%	7%	86%	50%
Southern California (Other than Inland Empire)	20%	3%	49%	54%	34%	77%	47%	93%	0%	46%
Other California	3%	0%	0%	0%	0%	1%	9%	0%	0%	2%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	14%	2%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than the Inland Empire.

(4) Comprised of the following: $28.5 million in Retail; $28.0 million in Office; $11.7 million in Mixed Use; $10.8 million in Light Industrial/Manufacturing; $10.6 million in Medical/Dental Office; $6.4 million in Warehouse; $4.1 million in Restaurant/Fast Food; $3.6 million in Mini-Storage; $3.1 million in Research and Development; $2.7 million in Mobile Home Parks; $2.1 in Schools; $1.9 million in Hotel and Motel; $1.1 million in Automotive – Non Gasoline; and $810,000 in Other.

(5) Consisting of $73.8 million or 63.6% in investment properties and $41.6 million or 36.1% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Multi-Family – Loans Held for Investment

	Year of Origination									
	2001 & Prior	2002	2003	2004	2005	2006	2007	2008	2009	TOTAL
Loan Balance (In Thousands)	$1,946	$4,222	$18,305	$42,015	$58,375	$106,947	$102,549	$19,857	$1,736	$355,952
Weighted Avg. LTV (1)	28%	45%	57%	52%	54%	56%	57%	55%	53%	55%
Weighted Avg. Debt Coverage Ratio (2)	2.59x	1.56x	1.43x	1.46x	1.29x	1.27x	1.25x	1.28x	1.21x	1.31x
Weighted Avg. Age (In Years)	14.87	7.21	6.36	5.51	4.49	3.53	2.48	1.58	0.87	3.75
Weighted Avg. FICO (2)	720	744	732	710	711	712	701	763	735	718
Number of Loans	7	8	31	57	93	118	122	23	1	460
Geographic Breakdown (%)										
Inland Empire	78%	16%	5%	21%	7%	11%	3%	8%	0%	9%
Southern California (Other than Inland Empire)	22%	84%	87%	75%	65%	59%	83%	91%	100%	72%
Other California	0%	0%	8%	3%	27%	27%	14%	1%	0%	18%
Other States	0%	0%	0%	1%	1%	3%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Geographic Locations

Category	Inland Empire		Southern California (1)		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$191,716	30%	$348,608	55%	$87,617	14%	$8,026	1%	$635,967	100%
Multi-Family	32,884	9%	256,854	72%	62,558	18%	3,656	1%	355,952	100%
Commercial Real Estate	58,112	50%	53,351	46%	2,340	2%	1,634	1%	115,437	99%
Construction	2,738	87%	400	13%	-	0%	-	0%	3,138	100%
Other loans	1,532	100%	-	0%	-	0%	-	0%	1,532	100%
Total	$286,982	26%	$659,213	59%	$152,515	14%	$13,316	1%	$1,112,026	100%

(1) Other than the Inland Empire.

PROVIDENT
Provident Financial Holdings, Inc.

Transaction Accounts, CDs & Borrowings



(In Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$494
$481
$478
$457
$417
$335
$627
$618
$608
$637
$556
$521
$329
$317
$340
$352
$376
$416
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition



(In Millions)
$600
$500
$400
$300
$200
$100
$0
$521
$184
$166
$41
$25
As of 12/31/2009
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market



(In Millions)
$700
$600
$500
$400
$300
$200
$100
$0
$627
$139
$119
$43
$28
As of 09/30/2008
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market

Mortgage Banking

PROVIDENT
Bank Mortgage™
Faster funded home loans.

PROVIDENT
Provident Financial Holdings, Inc.

Provident Bank Mortgage Loan Originations



(In Millions)
$700
$600
$500
$400
$300
$200
$100
$0
$8
$166
$-
$169
$1
$366
$1
$617
$-
$492
$-
$465
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)
Saleable
Portfolio

Provident Bank Mortgage Locked Pipeline



Locked Pipeline - Available for Sale
(In Thousands)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$(0)
(Quarter Ended)

	09/08	12/08	03/09	06/09	09/09	12/09
Gross Locked Pipeline	$54,666	$77,243	$338,103	$159,726	$206,321	$114,464
Net Locked Pipeline (1)	$32,253	$45,573	$206,966	$104,630	$131,149	$76,755

(1) Net of management's estimate of commitments to extend credit which may not fund.

Provident Financial Holdings, Inc.

PBM Purchase vs. Refinance


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	09/08	12/08	03/09	06/09	09/09	12/09
Refinance	17%	17%	56%	60%	39%	50%
Purchase	83%	83%	44%	40%	61%	50%

(Quarter Ended)

Loan Sale Margin


1.80 %
1.60 %
1.40 %
1.20 %
1.00 %
0.80 %
0.60 %
0.40 %
0.20 %
0.00 %
0.72%
1.18%
0.80%
1.68%
1.33%
1.42%
1.33%
1.45%
0.59%
0.82%
1.27%
1.55%
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision

Provident Financial Holdings, Inc.

Capital Management

Stockholders' Equity



(In Millions)
$130
$125
$120
$115
$110
$105
$100
$125
$118
$116
$115
$109
$124
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)

Provident Financial Holdings, Inc.

Cash Dividend per Share



$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.05
$0.05
$0.03
$0.03
$0.01
$0.01
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)

Consolidated Capital Ratio



Equity to Assets
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
7.81 %
7.60 %
7.43%
7.27%
7.36 %
8.74%
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)

Bank Capital Ratios



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	09/08	12/08	03/09	06/09	09/09	12/09
Core Capital Ratio	7.42%	7.25%	7.06%	6.88%	7.03%	8.41%
Tier 1 Risk-Based Capital Ratio	11.71%	11.63%	11.42%	11.78%	11.89%	13.79%
Total Risk-Based Capital Ratio	12.96%	12.88%	12.68%	13.05%	13.16%	15.06%

(Quarter Ended)

To be deemed "Well Capitalized," the Bank must maintain its Core Capital Ratio, Tier 1 Risk-Based Capital Ratio and Total Risk-Based Capital Ratio at or above 5.00%, 6.00% and 10.00%, respectively.

PROVIDENT
Provident Financial Holdings, Inc.

Value Proposition



Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Mar 2008	Jun 2008	Sep 2008	Dec 2008	Mar 2009	Jun 2009	Sep 2009	Dec 2009
Price/TBV	0.78x	0.47x	0.44x	0.24x	0.28x	0.30x	0.46x	0.25x

PROVIDENT

Provident Financial Holdings, Inc.

PROV

NASDAQ

LISTED

www.myprovident.com